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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 33-53570, 33-53558, 33-45232, 33-28567, 33-70780,
33-70782, 33-74356 and 333-12187 on Form S-8.

                                          ARTHUR ANDERSEN LLP

San Jose, California

June 27, 1997

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